UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): May 6, 2010
Penson Worldwide, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-32878	75-2896356
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1700 Pacific Avenue, Suite 1400, Dallas, Texas	75201
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 214-765-1100
Not Applicable
(Former name and former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Results of Financial Operations.
     Penson Worldwide, Inc. issued a press release on May 6, 2010 reflecting earnings information for the quarter ended March 31, 2010.
     Pursuant to General Instruction B.2 of Form 8-K, all of the information contained in this Form 8-K and the accompanying exhibit shall be deemed to be “furnished” and not “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, and, therefore, shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

99.1	Press release, dated May 6, 2010.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENSON WORLDWIDE, INC.
Date: May 6, 2010	By:	/s/ Daniel P. Son
		Name:	Daniel P. Son
		Title:	President

Exhibit Index

Exhibit No.	Description

99.1	Press release, dated May 6, 2010.